NIVS INTELLIMEDIA TECHNOLOGY GROUP, INC.

POLICY AND PROCEDURES WITH RESPECT TO
RELATED PERSON TRANSACTIONS
Adopted on January 28, 2009

A.	Policy Statement

NIVS IntelliMedia Technology Group, Inc. (the “Company”) recognizes that Related Person Transactions (as defined below) may raise questions among stockholders as to whether those transactions are consistent with the best interests of the Company and its stockholders.  It is the Company's policy to enter into or ratify Related Person Transactions only when the Board of Directors, acting through the Audit Committee or as otherwise described herein, determines that the Related Person Transaction in question is in, or is not inconsistent with, the best interests of the Company and its stockholders, including but not limited to situations where the Company may obtain products or services of a nature, quantity or quality, or on other terms, that are not readily available from alternative sources or when the Company provides products or services to Related Persons (as defined below) on an arm’s length basis on terms comparable to those provided to unrelated third parties or on terms comparable to those provided to employees generally.  Therefore, the Company has adopted the procedures set forth below for the review, approval or ratification of Related Person Transactions.

This policy has been reviewed and approved by the Audit Committee (the “Committee”) and the Board of Directors (the “Board”).  The Committee will review the execution and implementation of, and adherence to, this policy quarterly and may amend this policy from time to time.  The Committee may at any time, in its sole discretion, utilize and assistance from outside legal counsel to assist in the implementation of this policy.  This policy was prepared in English and has been translated into Chinese for implementation and distribution purposes.

B.	Related Person Transactions

In order to capture all potential related party transactions, the definitions of “Related Person Transaction” and “Related Person” in this policy have been derived from, but may be broader than, applicable SEC and NYSE Alternext rules and regulations, including Item 404 of Regulation S-K.   For the purposes of this policy, a "Related Person Transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant and in which any Related Person had, has or will have a direct or indirect interest.

For purposes of this Policy, a “Related Person” means:

1.	any person who is, or at any time since the beginning of the Company’s last fiscal year was, a director or executive officer of the Company or a nominee to become a director of the Company;

2.	any person who is known to be the beneficial owner of more than 5% of any class of the Company's voting securities;

3.
any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than 5% beneficial owner; and

4.
any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person has a beneficial ownership interest.

C.	Quarterly Identification of Related Persons

1.           Directors, Executive Officers and Nominees.  On a quarterly basis, each director and executive officer shall submit to the Committee the following information:  (a) a list of his or her immediate family members (as defined above); (b) for each person listed and, in the case of a director, for the director, the person’s employer and job title or brief job description; (c) for each person listed and the director or executive officer, each firm, corporation or other entity in which such person is a partner or principal or in a similar position or in which such person has a beneficial ownership interest; and (d) for each person listed and the director or executive officer, each charitable or non-profit organization for which the person is actively involved in fundraising or otherwise serves as a director, trustee or in a similar capacity.

Any person nominated to stand for election as a director shall submit to the Committee the information described above no later than the date of his or her nomination.

Any person who is appointed as a director or an executive officer shall submit to the Committee the information described above prior to such person’s appointment as a director or executive officer, except in the case of an executive officer where due to the circumstances it is not practicable to submit the information in advance, in which case the information shall be submitted as soon as reasonably practicable following the appointment.

Directors and executive officers are required to notify the Committee of any updates to the list of Related Persons, their employment and relationships with charitable organizations.  Generally this would include notification of the marriage of the director or executive officer, or the marriage of his or her sibling or child.

The Committee, by examining SEC filings and through the use of Internet search engines and a review of applicable websites, shall, if necessary, expand the lists provided by directors, executive officers and nominees by adding parent companies, subsidiaries and sibling companies, as applicable, of the firms, companies or entities set forth on the lists.

The Committee, on a quarterly basis, by examining SEC filings and through the use of Internet search engines and a review of applicable websites, shall, if necessary, update the lists provided by directors, executive officers and nominees to reflect changes in family, changes in employment, and the addition of new parent companies, subsidiaries and sibling companies, as well as any updated information provided by the directors, executive officers and nominees.  Copies of such updated lists will be provided to the relevant directors and executive officers.

2.           Five Percent Owners.  At the time the Company becomes aware of a person’s status as a beneficial owner of more than 5% of any class of the Company’s voting securities, and annually thereafter for so long as such ownership status is maintained, the Committee shall request (a) if the person is an individual, the same information as is requested of directors and executive officers under this policy and (b) if the person is a firm, corporation or other entity, a list of the principals or executive officers of the firm, corporation or entity.

The Committee, by examining SEC filings and through the use of Internet search engines and a review of applicable websites, shall, if necessary, expand the list provided by any 5% owner to include, or if no list is provided, create a list of, parent companies, subsidiaries and sibling companies and principals and executive officers, as applicable, and shall update the list on a quarterly basis.

D.	Dissemination of Related Person Master List

The Committee shall compile the information collected pursuant to the procedures described in Section C, above, and create a master list of Related Persons.  The Committee shall distribute the master list (and the quarterly updates thereof) to (a) business unit and function/department leaders responsible for purchasing goods or services for the Company or selling the Company’s goods or services and (b) the Chief Financial Officer, the controller, the director of accounts payable, and the director of accounts receivable.  In addition, the Committee shall distribute the portion of the master list containing the names of immediate family members of directors, executive officers and nominees to the director of human resources, or person holding similar position, and the portion of the master list containing the names of charitable and non-profit organizations to the individual who administers the Company’s charitable contributions, if any.  The recipients of the master list shall utilize the information contained therein, in connection with their respective business units, departments and areas of responsibility, to effectuate this policy.  In connection with the Company’s preparation of quarterly and annual reports, each person receiving the master list shall be required to make quarterly certifications to the Chief Executive Officer and Chief Financial Officer certifying that he or she has reviewed the master list and informed the Audit Committee of any related party transaction of which he or she is aware.  Failure to knowing report a related party transaction is grounds for termination.

E.	Approval Procedures

Related Person Transactions that are identified as such prior to the consummation thereof or amendment thereto shall be consummated or amended only if the following steps are taken:

1.
Prior to entering into the Related Person Transaction (a) the Related Person, (b) the director, executive officer, nominee or beneficial owner who is an immediate family member of the Related Person, or (c) the business unit or function/department leader responsible for the potential Related Person Transaction shall provide notice to the Committee of the facts and circumstances of the proposed Related Person Transaction, including: (i) the Related Person's relationship to the Company and interest in the transaction; (ii) the material facts of the proposed Related Person Transaction, including the proposed aggregate value of such transaction or, in the case of indebtedness, the amount of principal that would be involved; (iii) the benefits to the Company of the proposed Related Person Transaction; (iv) if applicable, the availability of other sources of comparable products or services; and (v) an assessment of whether the proposed Related Person Transaction is on terms that are comparable to the terms available to an unrelated third party or to employees generally.  In the event the notice is provided to the Committee by someone other than the business unit or function/department leader responsible for the potential Related Person Transaction, a member of the Committee shall meet with the relevant business unit or function/department leader to confirm and supplement the information provided in the original notice.  The Committee will assess whether the proposed transaction is a Related Person Transaction for purposes of this policy.

2.
If the Committee determines that the proposed transaction is a Related Person Transaction, the proposed Related Person Transaction shall be submitted to the Committee for consideration at the next Committee meeting or, in those instances in which the Committee, in consultation with the Chief Executive Officer or the Chief Financial Officer, determines that it is not practicable or desirable for the Company to wait until the next Committee meeting, to the Chair of the Committee (who will possess delegated authority to act between Committee meetings).

3.
The Committee, or where submitted to the Chair, the Chair, shall consider all of the relevant facts and circumstances available to the Committee or the Chair, including (if applicable) but not limited to: the benefits to the Company; the impact on a director’s independence in the event the Related Person is a director, an immediate family member of a director or an entity in which a director is a partner, shareholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms available to unrelated third parties or to employees generally.  No member of the Committee shall participate in any review, consideration or approval of any Related Person Transaction with respect to which such member or any of his or her immediate family members is the Related Person.  The Committee (or the Chair) shall approve only those Related Person Transactions that are in, or are not inconsistent with, the best interests of the Company and its stockholders, as the Committee (or the Chair) determines in good faith.  The Committee or Chair, as applicable, shall convey the decision to each of the Chief Executive Officer and Chief Financial Officer, who shall convey the decision to the appropriate persons within the Company.

4.	The Chair of the Committee shall report to the Committee at the next Committee meeting any approval under this policy pursuant to delegated authority.

5.
For any proposed loan, advance of funds, transfer of funds, creation of debt or other liability, or similar transaction with a Related Person, including any entity in which a director or executive officer of the Company has a direct or indirect interest, prior to approving any such transaction, the Committee shall discuss and review with management, the Company’s general counsel, the independent auditors and other appropriate parties, as applicable, and no transaction shall be permitted to occur without prior written approval and authorization by the entire Committee.

F.	Ratification Procedures

The directors of accounts payable and accounts receivable, under the supervision of the Chief Financial Officer, shall produce quarterly reports of any amounts paid or payable to, or received or receivable from, any Related Person, and those reports shall be provided to the Committee to determine if there are any Related Person Transactions that were not previously approved or previously ratified under this policy.

In the event the Company's Chief Executive Officer or Chief Financial Officer becomes aware, as a result of the accounts payable/accounts receivable reports described above or otherwise, of a Related Person Transaction that has not been previously approved or previously ratified under this policy:

1.
If the transaction is pending or ongoing, it will be submitted to the Committee or Chair of the Committee promptly, and the Committee or Chair shall consider all of the relevant facts and circumstances available to the Committee or the Chair, including (if applicable) but not limited to: the benefits to the Company; the impact on a director’s independence in the event the Related Person is a director, an immediate family member of a director or an entity in which a director is a partner, shareholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms available to unrelated third parties or to employees generally.  Based on the conclusions reached, the Committee or the Chair shall evaluate all options, including but not limited to ratification, amendment or termination of the Related Person Transaction; and

2.
If the transaction is completed, the Committee or Chair of the Committee shall evaluate the transaction, taking into account the same factors described above, to determine if rescission of the transaction and/or any disciplinary action is appropriate, and shall request that the Committee evaluate the Company’s controls and procedures to ascertain the reason the transaction was not submitted to the Committee or Chair for prior approval and whether any changes to these procedures are recommended.

G.	Review of Ongoing Transactions

The Committee shall retain records of relevant information with respect to all Related Person Transactions.  At the Committee's first meeting of each fiscal year, the Committee shall review any previously approved or ratified Related Person Transactions that remain ongoing.  Based on all relevant facts and circumstances, taking into consideration the Company’s contractual obligations, the Committee shall determine if it is in the best interests of the Company and its stockholders to continue, modify or terminate the Related Person Transaction.

H.	Charitable Contributions

Other than non-discretionary contributions made pursuant to the Company’s matching contribution program for employees and directors, if any, proposed charitable contributions, or pledges of charitable contributions, by the Company to a charitable or non-profit organization identified on the roster of Related Persons shall be subject to prior review and approval by the Committee at the next Committee meeting or, in those instances in which the Committee, in consultation with the Chief Executive Officer or the Chief Financial Officer, determines that it is not practicable or desirable for the Company to wait until the next Committee meeting, by the Chair of the Committee.  In addition, each “named executive officer” (as defined by SEC rules) shall report to the Chair, and the Chair shall consolidate the information and report to the Committee, on a monthly basis, charitable contributions by the Company’s named executive officers and their spouses to charitable or non-profit organizations identified on the roster of Related Persons.

I.	Nepotism Policy

No immediate family member of a director or executive officer shall be hired as an employee of the Company unless the employment arrangement is approved by the Committee at the next Committee meeting or, in those instances in which the Committee, in consultation with the Chief Executive Officer or the Chief Financial Officer, determines that it is not practicable or desirable for the Company to wait until the next Committee meeting, by the Chair of the Committee.  In the event a person becomes a director or executive officer of the Company and an immediate family member of such person is already an employee of the Company, no material change in the terms of employment, including compensation, may be made without the prior approval of the Committee (except, if the immediate family member is himself or herself an executive officer of the Company, any proposed change in the terms of employment shall be reviewed and approved in the same manner as other executive officer compensatory arrangements).

J.	Disclosure

1.
Disclosure to the Board.  The Committee shall at least quarterly present information of related party transaction to the Board, which shall include: (i) the name of each Related Person and details of the relationship with the Company, (ii) the nature of each Related Person Transaction, (iii) the dollar value of each Related Person Transaction, (iv) the terms of each of the Related Person Transactions, and (v) if the transaction is not arranged at arm’s length, the reason behind and potential impact.

2.
Disclosure under the U.S. Securities Regulations.  All Related Person Transactions that are required to be disclosed in the Company's filings with the SEC, as required by the Securities Act of 1933 and the Securities Exchange Act of 1934 and related rules and regulations, shall be so disclosed in accordance with such laws, rules and regulations.  The material features of this policy shall be disclosed in the Company’s annual report on Form 10-K or in the Company’s proxy statement, as required by applicable laws, rules and regulations.